UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant

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Filed by a Party other than the Registrant

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☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Materials Under Rule 14a-12

SYNUTRA INTERNATIONAL, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Date Filed: ___________________________________________________________________

SYNUTRA INTERNATIONAL, INC.

2275 Research Blvd., Suite 500

Rockville, Maryland 20850

February 23, 2009

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Synutra International, Inc. to be held at 10:00 A.M. local time on March 12, 2009 at the Synutra International Building, 106 Dong Lu Yuan, Tongzhou District, Beijing 101101, China.

As more fully described in the attached Notice of Annual Meeting and the accompanying proxy statement, at the annual meeting, our stockholders will consider and vote to (i) elect two Class I directors to our Board of Directors, and (ii) ratify the appointment of Deloitte Touche Tomahatsu CPA Ltd. as our independent registered public accountant for the fiscal year ending March 31, 2009.

Whether or not you plan to attend the annual meeting, please submit your proxy to ensure your representation and the presence of a quorum at the annual meeting.  This year you may submit your proxy over the Internet or by marking, signing, dating and mailing the enclosed proxy card.

The Board of Directors recommends that you vote “FOR” the proposals presented in this proxy statement.

Sincerely,

Liang Zhang

Chairman of the Board of Directors

SYNUTRA INTERNATIONAL, INC.

2275 Research Blvd., Suite 500

Rockville, Maryland 20850

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 12, 2009

Notice is hereby given that an Annual Meeting of Stockholders of Synutra International, Inc. for the fiscal year ended March 31, 2008 (“Annual Meeting”), will be held at 10:00 A.M. local time on March 12, 2009 at the Synutra International Building, 106 Dong Lu Yuan, Tongzhou District, Beijing 101101 – China, for the purpose of considering and voting:

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to elect two Class I directors to our Board of Directors;

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to ratify the appointment of Deloitte Touche Tomahatsu CPA Ltd. as our independent registered public accountant for the fiscal year ending March 31, 2009; and

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to transact any other business as may properly come before the meeting or at any adjournment thereof.

We have fixed the close of business on February 13, 2009, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.  Only our stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.  Stockholders are requested to complete, sign, date and mail the enclosed proxy card in the envelope provided.  Alternatively, stockholders may vote via the Internet, in accordance with the instructions provided in the attached proxy/voting instruction card.

This Notice of Annual Meeting and the accompanying proxy statement and proxy card are being sent to stockholders on or about February 23, 2009.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 12, 2009:

The proxy statement, proxy card and Annual Report to Stockholders for the fiscal year ended March 31, 2008 are also available at the following website: www.envisionreports.com/SYUT.

By Order of the Board of Directors,

LIANG ZHANG

Chairman of the Board of Directors

February 23, 2009

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.  WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO VOTE ELECTRONICALLY VIA THE INTERNET OR BY COMPLETING, SIGNING, DATING AND RETURNING THE PROXY/VOTING INSTRUCTION CARD IN THE PRE-ADDRESSED RETURN ENVELOPE PROVIDED. IF GIVEN, YOU MAY REVOKE YOUR PROXY BY FOLLOWING THE INSTRUCTIONS IN THE PROXY STATEMENT AND ATTACHED PROXY/VOTING INSTRUCTION CARD.

TABLE OF CONTENTS

PROXY STATEMENT	1
QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND ANNUAL MEETING	3
PROPOSAL I – ELECTION OF DIRECTORS	6
PROPOSAL II – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	7
SECURITY OWNERSHIP OF CERTAIN BENEFICAL OWNERS AND MANAGEMENT	8
DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT	9
DIRECTOR AND EXECUTIVE OFFICER COMPENSATION	15
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.	22
STOCKHOLDER PROPOSALS	24
DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS	24
OTHER MATTERS	24
FORWARD-LOOKING STATEMENTS	24
WHERE YOU CAN FIND MORE INFORMATION	25

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SYNUTRA INTERNATIONAL, INC.

2275 Research Blvd., Suite 500

Rockville, Maryland 20850

PROXY STATEMENT

Annual Meeting of Stockholders to Be Held On March 12, 2009

The Annual meeting

This proxy statement is being furnished to the stockholders of Synutra International, Inc., a Delaware corporation (the “Company”) in connection with the solicitation of proxies by the Company’s Board of Directors (the “Board”) for use at the Annual Meeting to be held at 10:00 A.M. local time on March 12, 2009, at the Synutra International Building, 106 Dong Lu Yuan, Tongzhou District, Beijing 101101 – China, and at any adjournments or postponements thereof.

The purpose of the annual meeting is to consider and vote upon the following matters:

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to elect two Class I directors to our Board of Directors;

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to ratify the appointment of Deloitte Touche Tomahatsu CPA Ltd. (“Deloitte”) as our independent registered public accountant for the fiscal year ending March 31, 2009; and

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to transact any other business as may properly come before the meeting or at any adjournment thereof.

Stockholders of the Company as of February 13, 2009, the Record Date, may vote in one of the following two ways whether or not you plan to attend the annual meeting: (1) by completing, signing and dating the accompanying proxy card and returning it in the enclosed postage-prepaid envelope, or (2) by completing your proxy on the Internet at the address listed on the proxy card. It is important that you vote your shares whether or not you attend the meeting in person. If you attend the Annual Meeting, you may vote in person even if you have previously returned your proxy card or completed your proxy on the Internet. Shares represented by proxy will be voted in accordance with the instructions you provide to the individuals named on the proxy. If you provide no instructions, the shares will be voted “FOR”(i) the election of two nominees listed on the attached proxy card; and (ii) the ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending March 31, 2009.  All validly executed proxies received by our Board pursuant to this solicitation will be voted at the annual meeting, and the directions contained in such proxies will be followed.

The proxy card is attached as Appendix A to this proxy statement.  Specific directions to the Synutra International Building, the location of the meeting, are attached as Appendix B to this proxy statement.

NO MATTER WHAT METHOD YOU ULTIMATELY DECIDE TO USE TO VOTE YOUR SHARES, WE URGE YOU TO VOTE PROMPTLY.

This Proxy Statement and the accompanying proxy card are first being mailed to our stockholders on or about February 23, 2009.

Record Date; Shares Entitled To Vote; Vote Required To Approve The Transaction

The Board has fixed the close of business on February 13, 2009 (the “Record Date”), as the date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.  On the Record Date, 54,000,713 shares of our common stock, par value $0.0001 per share (“Common Stock”) were issued and outstanding, and pursuant to our Bylaws, each outstanding share of Common Stock is entitled to one vote on each matter submitted to vote at a meeting of our stockholders.  Stockholders do not have cumulative voting rights.

A majority of the issued and outstanding shares of Common Stock entitled to vote, represented either in person or by proxy, is necessary to constitute a quorum for the transaction of business at the annual meeting.  In the absence of a quorum, the annual meeting may be postponed from time to time until stockholders holding the requisite number of shares of our Common Stock are represented in person or by proxy.  Broker non-votes and abstentions will be counted towards a quorum at the annual meeting, but will not count as votes for or against the proposal.  If you return the attached proxy card with no voting decision indicated, the proxy will be voted “FOR” the approval of all proposals made at the meeting.  Each holder of record of shares of our Common Stock is entitled to cast, for each share registered in his or her name, one vote per proposal described in this proxy statement.

Solicitation, Voting and Revocation Of Proxies

This solicitation of proxies is being made by our Board, and our Company will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials.  In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communications by directors, officers and employees of our Company, who will not receive any additional compensation for such solicitation activities.  We also will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.

Shares of our Common Stock represented by a proxy properly signed and received at or prior to the Annual Meeting, unless properly revoked, will be voted in accordance with the instructions on the proxy.  If a proxy is signed and returned without any voting instructions, shares of our Common Stock represented by the proxy will be voted “FOR” the proposal described in this proxy statement, and in accordance with the determination of the majority of our Board, as to any other matter which may properly come before the annual meeting, including any adjournment or postponement thereof.  A stockholder may revoke any proxy given pursuant to this solicitation by: (i) delivering to our corporate secretary, prior to or at the annual meeting, a written notice revoking the proxy; (ii) delivering to our corporate secretary, at or prior to the annual meeting, a duly executed proxy relating to the same shares and bearing a later date; or (iii) voting in person at the annual meeting.  Attendance at the annual meeting will not, in and of itself, constitute a revocation of a proxy.  All written notices of revocation and other communications with respect to the revocation of a proxy should be addressed to:

Synutra International, Inc.
2275 Research Blvd., Suite 500

Rockville, Maryland 20850

Attention: Corporate Secretary

Our Board of Directors is not aware of any business to be acted upon at the annual meeting other than consideration of the proposal described herein.

Internet Voting

This year, in addition to marking, signing, dating and mailing the enclosed proxy card, you may vote over the Internet.  Voting via the Internet is fast, convenient and your vote is immediately confirmed and tabulated. If you choose to vote via the Internet, instructions to do so are set forth on the enclosed proxy card.  If you own your shares in your own name, you can vote via the Internet in accordance with the instructions provided on the enclosed proxy card. If your shares are held in “street name” by a bank, broker or other nominee, you can also vote via the Internet by following the voting instructions provided by your bank, broker or other nominee, which are included with this proxy statement. You may need to contact your bank or broker to vote.

If you vote via the Internet, you do not have to mail in your proxy card, but your vote must be received by 11:59 p.m., New York City Time, on March 11, 2009.

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND ANNUAL MEETING

Q:

WHAT IS THIS PROXY STATEMENT AND WHY AM I RECEIVING IT?

A:

You are receiving this proxy statement in connection with an annual meeting of stockholders called by our Board of Directors in connection with soliciting stockholder votes for the purpose of (i) electing two Class I directors to our Board to serve for a term ending on the date of the third annual meeting of stockholders following the date such persons are initially elected as Class I directors, or until their successors are duly elected and qualified; and (ii) ratifying the appointment of Deloitte Touche Tomahatsu CPA Ltd. as our independent registered public accountant for the fiscal year ending March 31, 2009, in each case, as more fully described in this proxy statement. You have been sent this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at the annual meeting of stockholders called for the purpose of voting on the foregoing matters

Q:

WHAT INFORMATION IS CONTAINED IN THIS PROXY STATEMENT?

A:

The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, compensation of our directors and most highly paid executive officers, and certain other required information.

Q:

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING, AND WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

A:

Only holders of shares of our Common Stock, as of the Record Date, are entitled to vote at the annual meeting.  As of February 13, 2009, the Record Date, there were 54,000,713 shares of our Common Stock issued and outstanding, and entitled to notice of and to vote at the annual meeting. For all matters each outstanding share of our common stock will be entitled to one vote on each matter. Stockholders do not have cumulative voting rights.  Under Delaware law, and pursuant to our Bylaws, a majority of the issued and outstanding shares of Common Stock entitled to vote, represented either in person or by proxy, is necessary to constitute a quorum for the transaction of business at the annual meeting. Once a quorum is established, stockholder approval with respect to a particular proposal is generally obtained by the affirmative vote of a majority of our issued and outstanding shares of Common Stock entitled to vote at the annual meeting, represented in person or by proxy, except for the election of directors which is determined by a simple plurality of the votes cast.

Q:

DOES OUR BOARD OF DIRECTORS RECOMMEND VOTING “FOR” THE PROPOSAL?

A:

Yes. Our Board of Directors unanimously recommends that our stockholders vote “FOR” each of the proposals described in this proxy statement.

Q:

HOW MAY I VOTE ON THE PROPOSALS IF I OWN SHARES IN MY OWN NAME?

A:

If you own your shares in your own name, you may vote on the proposals presented in this proxy statement in one of the following two ways whether or not you plan to attend the annual meeting: (1) by completing, signing and dating the accompanying proxy card and returning it in the enclosed postage-prepaid envelope, or (2) by completing your proxy on the Internet at the address listed on the proxy card. It is important that you vote your shares whether or not you attend the meeting in person. If you provide no instructions, the shares will be voted “FOR”(i) the election of two nominees listed on the attached proxy card; and (ii) the ratification of the appointment of Deloitte Touche Tomahatsu CPA Ltd. as our independent registered public accounting firm for the fiscal year ending March 31, 2009.

Q:

HOW MAY I VOTE ON THE PROPOSALS IF MY SHARES ARE HELD IN “STREET NAME” BY MY BROKER, BANK OR OTHER NOMINEE?

A:

If your shares are held in “street name” by a bank, broker or other nominee, you can also vote via the Internet. If your shares are held in “street name” through a broker, bank or other nominee, you can also vote via the Internet by following the voting instructions provided by your bank, broker or other nominee, which are included with this proxy statement. You may need to contact your bank or broker to vote.  If your shares are held in “street name” through a broker, bank or other nominee, under certain circumstances the nominee may vote your shares. Brokerage firms have authority to vote shares for which their customers do not provide voting instructions on certain “routine” matters. The election of directors and the ratification of an accounting firm are routine matters. If you do not provide voting instructions to your brokerage firm, the brokerage firm may either: (1) vote your shares on routine matters, or (2) leave your shares unvoted. We encourage you to provide instructions to your brokerage firm by signing and returning your proxy. This ensures your shares will be voted at the meeting.  When a brokerage firm votes its customers’ unvoted shares on routine matters, these shares are counted for purposes of establishing a quorum to conduct business at the meeting and determining the outcome of the vote on routine matters.

Q:

CAN I CHANGE MY MIND AND REVOKE MY PROXY?

A:

Yes.  If you are a stockholder of record, you may change your vote at any time before the polls close at the meeting. You may do this by (i) delivering to our corporate secretary, prior to or at the annual meeting, a written notice revoking the proxy; (ii) delivering to our corporate secretary, at or prior to the annual meeting, a duly executed proxy relating to the same shares and bearing a later date; or (iii) voting in person at the annual meeting. Attendance at the Annual Meeting, in and of itself, will not constitute a revocation of a proxy. If you hold your shares in “street name,” you may submit new voting instructions by contacting your broker, bank or other nominee.  If you voted by Internet, you may change your vote at any time up until 11:59 p.m., New York City Time, on March 11, 2009, by resubmitting a new Internet vote. Your last Internet vote will be the one, which is used for voting purposes.

Q:

CAN I VOTE MY SHARES IN PERSON?

A:

Yes. The Annual Meeting is open to all holders of our common stock as of the Record Date.  To vote in person, you will need to attend the meeting and bring with you evidence of your stock ownership. If your shares are registered in your name, you will need to bring a copy of stock certificate(s) together with valid picture identification. If your shares are held in the name of your broker, bank or another nominee or you received your proxy materials electronically, you will need to bring evidence of your stock ownership, such as your most recent brokerage account statement, and valid picture identification.

Q:

DO I HAVE DISSENTERS’ RIGHTS IN CONNECTION WITH THE SALE?

A:

No.  Under Delaware law, “dissenters’ rights” are not available in connection with the election of nominees to a board of directors, or the ratification of a corporation’s independent registered public accounting firm.

Q.

HOW MAY I REQUEST A SINGLE SET OF PROXY MATERIALS FOR MY HOUSEHOLD?

A:

If you share an address with another stockholder and have received multiple copies of our proxy materials, you may write us to request delivery of a single copy of these materials. Written requests should be made to Synutra International, Inc., Attention: Investor Relations, 2275 Research Blvd., Suite 500, Rockville, Maryland 20850.

Q.

WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE SET OF VOTING MATERIALS?

A:

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards.  For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares.  If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card.  Please complete, sign, date, and return each proxy card and voting instruction card that you receive.

Q.

WHAT HAPPENS IF ADDITIONAL MATTERS ARE PRESENTED AT THE ANNUAL MEETING?

A:

Other than the proposals described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting.  If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.  If for any reason any of our nominees are not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

Q.

IS MY VOTE CONFIDENTIAL?

A:

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy.  Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.  Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to Company management.

Q.

WHO IS PAYING FOR THIS PROXY SOLICITATION?

A:

Our Board of Directors is making this solicitation, and we will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials.  In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communications by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities.  We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

PROPOSAL I – ELECTION OF DIRECTORS

Our Board currently has five directors, consisting of three independent directors, all of whom are independent as defined by the applicable listing requirements of the NASDAQ Global Select Market.  The Board proposes that the following two nominees, each of whom currently serves on the Board, be elected as Class I directors to serve for a term ending on the date of the third annual meeting of stockholders following the date such persons are initially elected as Class I directors, and until their successors are duly elected and qualified.  The Board’s Nominating Committee has approved and recommended for election as directors at the Annual Meeting, the nominees described in this proxy statement.

Each of the nominees has consented to serve if elected.  If either of them becomes unavailable to serve as a director, the Board may designate a substitute nominee.  In that case, the persons named as proxies will vote for the substitute nominee designated by the Board. There is no other family relationship between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.  The affirmative vote of a plurality of the shares of Common Stock represented at the Annual Meeting is required to elect each director.

Name	Age	Position
Liang Zhang	48	Chief Executive Officer and Chairman of the Board
William W. Wu	46	President – Marketing and Sales; Director

The biographies and work experience of each of our nominees for Class I directors is set forth under “Directors, Executive Officers, Promoters and Control Persons” beginning on page 9 of this proxy statement.

Vote Required and Recommendation of Board of Directors

Our Bylaws provide that directors are elected by a plurality of the votes cast by shares entitled to vote at such election of directors. In addition, applicable Securities and Exchange Commission voting requirements hold that stockholders have two voting choices for the election of directors: “FOR” or “WITHHOLD.” You may choose to vote “FOR” or “WITHHOLD” with respect to all of the nominees or any specific nominee(s). Stockholders entitled to vote at the annual meeting have the right to cast, in person or proxy, all of the votes to which the stockholder’s shares are entitled for each of the nominees. Under the plurality standard, the only votes that count when director votes are being tabulated are “FOR” votes. “WITHHOLD “ votes have no effect. Thus, a director-nominee could be elected by a single “FOR” vote. Unless otherwise instructed on your signed proxy, your shares will be voted “FOR” the election of both nominees. If you do not vote for a particular nominee, or if your broker does not vote your shares of common stock held in “street name,” or if you withhold authority for one or all nominees, your vote will not count either “FOR” or “AGAINST” the nominee, although it will be counted for purposes of determining whether there is a quorum present at the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED ABOVE.

PROPOSAL II – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

On July 27, 2007, we dismissed our independent registered public accounting firm, Rotenberg & Co. LLP (“Rotenberg”), engaged to audit our financial statements, because the growth and size of our operations required us to select an accountant with greater resources and a more global scale.  The dismissal was effective immediately and was approved by the Audit Committee of our Board.  On the same day, our Board’s Audit Committee approved the engagement of Deloitte Touche Tohmatsu CPA Ltd. (“Deloitte”) as our new independent auditors.  No relationship existed in any manner between Deloitte and us prior to the date we engaged Deloitte.

Rotenberg’s audit reports on the Company’s consolidated financial statements for the years ended March 31, 2007 and 2006 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.  In connection with the audits of the Company’s financial statements for each of the fiscal years ended March 31, 2007 and 2006 and through the date of dismissal, there were no disagreements between the Company and Rotenberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Rotenberg's satisfaction, would have caused Rotenberg to make reference to the subject matter in their report on the Company's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Audit Committee of our Board has appointed Deloitte to act as our independent registered public accounting firm for the fiscal year ending March 31, 2009, and recommends that our stockholders vote to ratify such appointment.  Representatives of Deloitte will not be available at the Annual Meeting.

In the event of a negative vote on such ratification, the Board will reconsider its selection. No determination has been made as to what action the Board would take if the stockholders do not ratify the appointment.

Principal Accountant Fees And Services

The following discussion sets forth fees billed to us by Deloitte, our independent registered public accounting firm, during the fiscal year ended March 31, 2008, and fees billed to us by Rotenberg, our former independent registered public accounting firm, during the fiscal years ended March 31, 2007 and 2008.

Audit Fees.  Rotenberg was paid aggregate fees of approximately $171,368 and $235,611 for the fiscal years ended March 31, 2008 and 2007, respectively, for professional services rendered for the audit of the Company’s annual financial statements and for the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q.   Deloitte was paid aggregate fees of approximately $1,234,190 for the fiscal year ended March 31, 2008, for professional services rendered for the audit of the Company’s annual financial statements and for the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q

Audit-Related Fees.  Rotenberg was paid additional fees of approximately $11,825 for the fiscal years ended March 31, 2008, and 2007 for assurance and related services reasonably related to the performance of the audit or review of the Registrant’s financial statements.  Deloitte was paid aggregate fees of approximately $467,735 for the fiscal year ended March 31, 2008, for assurance and related services reasonably related to the performance of the audit or review of the Company’s financial statements.

Tax Fees.  Rotenberg did not render any professional service regarding tax compliance, taxation or tax compliance, and was not paid any fees with regard to such services for the fiscal years ended March 31, 2008 and 2007.  Deloitte was not paid any fees for the fiscal year ended March 31, 2008, for professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees.  Rotenberg was paid no other fees for professional services during the fiscal years ended March 31, 2008 and 2007.  Deloitte was paid no other fees for any other services rendered to the Company for the fiscal year ended March 31, 2008.

Audit Committee Pre-Approval Policies and Procedures.  Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent auditors.  These services may include audit services, audit-related services, tax services and other services.  Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services.  The independent auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval.

Vote Required and Recommendation of Board of Directors

Under Delaware law, and pursuant to our Bylaws, the proposal to ratify Deloitte as our independent registered public accounting firm for the fiscal year ending March 31, 2009, will be approved by the affirmative vote of a majority of our issued and outstanding shares of Common Stock entitled to vote at meeting, represented in person or by proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF DELOITTE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS.

SECURITY OWNERSHIP OF CERTAIN BENEFICAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us regarding beneficial ownership of our Common Stock as of February 13, 2009, the Record Date, by:

•

each person known by us to be the beneficial owner of more than 5% of any class of our voting securities;

•

our chief executive officer and chief financial officer, our “named executive officers”;

•

each of our directors, and nominees for directors; and

•

all executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he or she possesses sole or shared voting or investment power of that security, and includes options and warrants that are currently exercisable within 60 days.  Information with respect to beneficial ownership has been furnished to us by each, director, executive officer or 5% or more stockholder, as the case may be.  Unless otherwise indicated, to our knowledge, each stockholder possesses sole voting and investment power over the shares listed, except for shares owned jointly with that person’s spouse.

This table lists applicable percentage ownership based on 54,000,713 shares of our Common Stock issued and outstanding as of the Record Date, February 13, 2009.

	Shares Beneficially Owned Prior to This Offering
Name	Number	Percent
OFFICERS AND DIRECTORS
Liang Zhang, Director and Chief Executive Officer(1)	36,000,000	66.67%
Lawrence Lee, Chief Financial Officer	-	-
Weiguo Zhang, President and Chief Operating Officer	2,000	*
William W. Wu, Director and President of Marketing and Sales	-	-
Jinrong Chen, Director	-	-
Yiu-Chun Chan, Director	-	-
Lei Lin, Director	-	-
Xisen Mu, President of Production	-	-
All Executive Officers and Directors as a Group	36,002,000	66.67%

PRINCIPAL STOCKHOLDER
Warburg Pincus Private Equity IX, LP. (2)	5,000,000	9.26%

*Less than 1%

(1)  This amount includes 36,000,000 shares owned by Beams Power Investment Limited, or Beams, a British Virgin Islands company and up to 1,000,000 shares of common stock issuable to the Warburg Pincus Entities, as defined below, pursuant to the Senior Exchangeable Note, dated April 23, 2008, issued by Beams Power Investment Limited.. Liang Zhang has dispositive and voting power over investments by Beams. Liang Zhang’s wife, Xiuqing Meng, is the sole stockholder and director of Beams.

(2)  According to a Schedule 13D/A filed by Warburg Pincus Private Equity IX, L.P., or Warburg, with the SEC on September 1, 2008, Warburg Pincus IX LLC, or WP IX LLC, is the sole general partner of Warburg. Warburg Pincus Partners LLC, or WP Partners, is the sole managing member of WP IX LLC, and Warburg Pincus & Co., or WP, is the sole managing member of WP Partners. Charles R. Kaye and Joseph P. Landy are general partners of WP and managing members and co-presidents of Warburg Pincus LLC, or WP LLC, which manages Warburg. WP, WP Partners, WP IX LLC, Warburg and WP LLC are collectively referred to as the “Warburg Pincus Entities.” Messrs. Kaye and Landy may be deemed to indirectly beneficially own the shares held by Warburg because of their affiliation with the Warburg Pincus Entities.  Messrs. Kaye and Landy disclaim beneficial ownership of the shares held by Warburg except to the extent of their pecuniary interest therein.  The address of the Warburg Pincus Entities is 466 Lexington Avenue, New York, New York, 10017. This amount includes 4,000,000 shares of common stock held directly by the Warburg Pincus Entities and up to 1,000,000 shares of common stock issuable to the Warburg Pincus Entities pursuant to the Senior Exchangeable Note, dated April 23, 2008, issued by Beams Power Investment Limited.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

The following sets forth information about our directors and executive officers as of September 30, 2008:

Name	Age	Position
Liang Zhang	49	Chairman of the Board of Directors and Chief Executive Officer
Jinrong Chen	49	Director (1)(2)(3)
Yiu-Chun Chan	56	Director (1)(2)(3)
Lei Lin	41	Director (1)(2)(3)

William W. Wu	47	Director and President—Marketing and Sales
Weiguo Zhang	51	President and Chief Operating Officer
Lawrence Lee	44	Chief Financial Officer
Xisen Mu	51	President—Production

_____________________

(1)

Member of Audit Committee.

(2)

Member of Compensation Committee.

(3)

Member of Nominating Committee.

Liang Zhang

Liang Zhang is our founder and has served as the Chairman of our Board of Directors and Chief Executive Officer since we became a public company in 2005.  Mr. Zhang has worked in the food ingredients industry since the 1980s and founded his first entrepreneurial venture, Honnete, in the early 1990s.  Honnete has since become the dominant supplier of whey protein products in China.  Mr. Zhang has been recognized as a business leader in the dairy industry in China, serving as Vice-Chairman of the China Dairy Industry Association.  Mr. Zhang received a bachelor’s degree in French language and literature from Nanjing International Relations Institute of China.

William Wu

William W. Wu has served as our President of Marketing and Sales since December 2005, and as a director on our Board since July 2007.  Before joining us, Mr. Wu worked as a member of the senior management on sales, marketing and market research with Bristol-Myers Squibb (China) since 2001.  Prior to that, Mr. Wu also worked in the marketing departments of Bristol Myers Squibb, Merck-Medco, a pharmacy benefit manager affiliated with Merck, later spun off from Merck as an independent company, and other sales and marketing organizations in the United States.  Mr. Wu received a master’s degree in American studies from Beijing Foreign Studies University and his Ph.D. in sociology from the University of North Carolina at Chapel Hill.

Jinrong Chen

Jinrong Chen has served as a director of our Board of Directors since June 27, 2006.  Ms. Chen has served as an associate professor at the School of Economics and Management of Tsinghua University in Beijing since 2001, specializing in corporate finance management, securities analysis, financial operations, corporate governance and controls.  In addition to her academic career with top business schools in China, Ms. Chen also advises public companies and private businesses in China.  Ms. Chen received her bachelor’s degree in accounting from Beijing Institute of Electronics & Information and her MBA degree from Renmin University of China.

Yiu-Chun Chan

Yiu-Chun Chan has served as a director of our Board of Directors since December 3, 2006.  Mr. Chan has over 30 years of experience in marketing agricultural and food products in the Greater China area, and is the Chief Executive Officer and founder of P R Consultants Limited.  Previously, he served as an Executive Director of Lintas Hong Kong Limited and a partner of Times Direct Marketing Asia—the largest privately held direct marketing company in South East Asia.  Mr. Chan began his career marketing agricultural products at Sunkist Growers, where he was responsible for the advertising and promotion activities in the Hong Kong market.  Mr. Chan received his Diploma in communications from Hong Kong Baptist University.

Lei Lin

Lei Lin has served as a director of our Board of Directors since October 1, 2007.  Mr. Lin is President and Co-Chief Executive Officer of Sinotrust, a leading consulting company in China which Mr. Lin founded in 1992.  Mr. Lin received his bachelor’s degree in applied economic mathematics from Renmin University of China.

Weiguo Zhang

Weiguo Zhang has been our Chief Operating Officer and President since 2005 and is primarily responsible for our financial market operations, including investor relations, corporate development, and international strategic development.  Mr. Zhang first joined us as President of Synutra Illinois in 2001 to oversee our U.S. operations, including information support in research and technologies and business development.  Prior to joining us, Mr. Zhang was the Managing Director of Bambridge International, Ltd., which he founded in 1995.  Mr. Zhang received a bachelor’s degree in English language and literature from the Nanjing International Relations Institute and a master’s degree in international economics and American foreign policy from the School of Advanced International Studies from John Hopkins University.

Lawrence Lee

Lawrence Lee has served as our Chief Financial Officer since October 1, 2007.  Mr. Lee also served as a director of our Board of Directors from December 3, 2006 to September 30, 2007.  From August 1, 2004 to September 30, 2007, Mr. Lee was Vice President and Chief Financial Officer of Kasen International Holdings Limited, a public company listed on the Hong Kong Stock Exchange.  Prior to that, Mr. Lee served as Chief Financial Officer at Eagle Brand Holdings Limited, a company listed on the Singapore Stock Exchange.  Mr. Lee’s experience also includes serving as a financial controller at the Korean division of Exel Plc, and serving as a senior auditor at Waste Management Inc.’s international department in London.  Mr. Lee is an associate member of the Association of Chartered Certified Accountants.  Mr. Lee received a bachelor’s degree in management and engineering from Beijing Institute of Technology, a master’s degree in economics from Renmin University of China, and a master’s degree in accounting and finance from the London School of Economics.

Xisen Mu

Xisen Mu has served as our President of Production since January 2007.  Before joining us, Mr. Mu worked as General Manager of Heilongjiang Dairy Group since 2001.  Prior to that, Mr. Mu held senior positions with other major dairy companies in Heilongjiang province.  He has more than 20 years of experience in the dairy industry in China.  Mr. Mu received a diploma in management from Qiqihar Institute of Light Industry.

Board of Directors

Our board of directors currently has five directors, consisting of three independent directors, all of whom are independent as defined by the applicable listing requirements of the NASDAQ Global Select Market.

On June 11, 2008, our Board and stockholders approved our amended and restated Certificate of Incorporation (“Certificate of Incorporation”), which became effective on October 17, 2008.  Our Certificate of Incorporation provides that our Board shall be divided into three classes of directors.  The three classes, which are required to be as nearly equal in number as possible, will be designated Class I, Class II and Class III, and serve staggered three-year terms and hold office until their term of office expires or until such time as they are removed from office by resolution of our stockholders.  To effect such staggered terms, our amended and restated Bylaws provide that the directors first elected to Class I shall serve for a term ending on the date of the first annual meeting of stockholders following the end of our 2008 fiscal year; the directors first elected to Class II shall serve for a term ending on the date of the second annual meeting of stockholders following the end of our 2008 fiscal year; and the directors first elected to Class III shall serve for a term ending on the date of the third annual meeting of stockholders following the end of our 2008 fiscal year.  Our Board has designated Liang Zhang and William Wu as Class I directors, Jinrong Chen and Yiu-Chun Chan as Class II directors, and Lei Lin as a Class III director

Director Independence

The Board has determined all Board members, excluding Liang Zhang and William W. Wu, are “independent” under the applicable NASDAQ rules.  The Board has also determined the members of each committee of the Board are independent under the listing standards of the NASDAQ Global Select Market.  In making these determinations, the Board considered, among other things, the types and amounts of the commercial dealings between the Company and the companies and organizations with which the directors are affiliated

Board Committees

Our Board has established the committees described below and may establish others from time to time:

Audit Committee. Our Audit Committee operates pursuant to a written charter, a copy of which is attached as Appendix C to this proxy statement. Our Audit Committee comprises Jinrong Chen, Lei Lin and Yiu-Chun Chan, all of whom are “independent” as defined by the applicable listing requirements of the NASDAQ Global Select Market.  Ms. Chen is the chairperson of our Audit Committee and serves as the financial expert of the committee.  The Audit Committee oversees our accounting and financial reporting processes and the audits of our financial statements.  The Audit Committee is responsible for, among other things:

•

reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•

coordinating the oversight and reviewing the adequacy of our internal control over financial reporting with both management and the independent registered public accounting firm;

•

establishing policies and procedures for the receipt and retention of accounting related complaints and concerns, including a confidential, anonymous mechanism for the submission of concerns by employees;

•

periodically reviewing legal compliance matters, including securities trading policies, periodically reviewing significant accounting and other risks or exposures to our company, reviewing and, if appropriate, approving all transactions between our company or its subsidiaries and any related party (as described in Item 404 of Regulation S-K) and periodically reviewing business expenses of our chief executive officer; and

•

establishing policies for the hiring of employees and former employees of the independent registered public accounting firm.

Compensation Committee. Our Compensation Committee operates pursuant to a written charter, a copy of which is attached as Appendix D to this proxy statement.  Our Compensation Committee consists of Jinrong Chen, Yiu-Chun Chan, and Lei Lin.  Ms. Chen is the chairperson of our Compensation Committee.  The purpose of our Compensation Committee is to discharge the responsibilities of our Board relating to compensation of our executive officers.  Specific responsibilities of our Compensation Committee include:

•

reviewing and recommending approval of compensation of our executive officers;

•

administering our stock incentive and employee stock purchase plans; and

•

reviewing and making recommendations to our board with respect to incentive compensation and equity plans.

Nominating Committee. Our Nominating Committee operates pursuant to a written charter, a copy of which is attached as Appendix E to this proxy statement. Our Nominating Committee consists of Yiu-Chun Chan, Jinrong Chen, and Lei Lin.  Mr. Chan is the chairman of our Nominating Committee.  The purpose of our Nominating Committee is to be primarily responsible for identifying individuals qualified to serve as members of the Board and recommending to the Board the persons to be nominated by the Board as nominees for director at each annual meeting of our stockholders.  Specific responsibilities of our Nominating Committee include:

•

developing and recommending to the Board criteria for board of directors and committee membership;

•

identifying individuals qualified to become board of directors members;

•

recommending to the Board the persons to be nominated for election as directors and to each of the board of directors’ committees;

•

developing and recommending to the Board a code of ethical conduct and a set of corporate governance policies and practices; and

•

monitoring and evaluating the performance of the Board and leading the Board in an annual self-assessment of its practices and effectiveness.

Identification and Evaluation of Director Nominees.  In identifying and evaluating individuals qualified to become Board members, the Nominating Committee will consider such factors as it deems appropriate to assist in developing a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors. These factors may include, but are not limited to, judgment, skill, diversity (including factors such as race, gender or experience), integrity, experience with businesses and other organizations of comparable size and industry sector, the interplay of the candidate’s experience with the experience of other Board members and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. The Nominating Committee will also review the qualifications of director nominations submitted by stockholders of the Company, subject to the stockholders having followed procedures established from time to time by the Committee for this purpose. All potential director candidates, regardless of source, are reviewed under the same process.

The Nominating Committee assesses the appropriate size of the Board from time to time and whether any vacancies on the Board are anticipated. Various potential candidates for director are then identified. Candidates may come to the attention of the Nominating Committee through current Board members, professional search firms, stockholders or other industry sources. In evaluating the candidate, the Nominating Committee will consider factors other than the candidate’s qualifications, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees. Candidates are evaluated at regular or special meetings of the Committee or through other less formal meetings and may be considered at any time during the year. In evaluating such candidates, the Committee seeks to achieve a balance of knowledge, experience and capability on the Board. In connection with this evaluation, the Committee determines whether to interview the prospective nominee, and if warranted, one or more members of the Committee, and others as appropriate, interview prospective nominees in person or by telephone. After completing this evaluation and interview, the Nominating Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Nominating Committee.

The Nominating Committee has approved and recommended for election as directors at the Annual Meeting, the nominees described in this proxy statement.

Board (and Committee) Meetings and Attendance

With respect to the fiscal year ended March 31, 2008, there were 8 meetings of our Board, 4 meetings of our Audit Committee, 4 meetings of our Compensation Committee, and 4 meetings of our Nominating Committee.  For that fiscal year, each of our directors has attended 75% or more of the aggregate number of meetings of the Board, and the committee(s) of the Board on which he or she serves.

Each director is expected to attend and participate in, either in person or by means of telephonic or video conference, all scheduled meetings of the Board and all meetings of the committees of the Board on which such director serves, and all scheduled meetings of stockholders of the Company. All of our current directors are expected to attend the Annual Meeting.

Communications with the Board of Directors

Stockholders may communicate directly with the Board by writing to them at Board of Directors, c/o Corporate Secretary, Synutra International, Inc., 2275 Research Blvd., Suite 500, Rockville, Maryland 20850.  Such communications will be forwarded to the director or directors to whom it is addressed, except for communications that are (1) advertisements or promotional communications, (2) solely related to complaints with respect to ordinary course of business customer service and satisfaction issues, or (3) clearly unrelated to the Company’s business, industry, management or Board or committee matters.

Section 16(a) Beneficial Ownership Reporting Requirements

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors and persons who own beneficially more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the NASDAQ Global Select Market.  The Securities and Exchange Commission has established specific due dates for these reports, and we must disclose in this proxy statement any late filings during the fiscal year ended March 31, 2008.  Based solely upon a review of Forms 3 and 4 furnished to Synutra, to our knowledge, during the period ended March 31, 2008, the following persons failed to file, on a timely basis, reports required under Section 16(a) of the Securities Exchange Act of 1934: (i) William W. Wu failed to file a Form 3 despite being an officer and director of Synutra, Mr. Wu has since filed such Form 3, on May 30, 2008; (ii) Jinrong Chen failed to file a Form 3 despite being a director of Synutra, Ms. Chen has since filed such Form 3, on May 30, 2008; (iii) Lei Lin failed to file a Form 3 despite being a director of Synutra, Mr. Lin has since filed such Form 3, on May 30, 2008; and (iv) Xisen Mu failed to file a Form 3 despite being an officer of Synutra, Mr. Mu has since filed such Form 3, on May 30, 2008.

Code of Ethics

The Company has a code of ethics that applies to all of the Company’s employees, including its principal executive officer, principal financial officer and principal accounting officer, and the Board of Directors.  A copy of this code is available on the Company's website at www.synutra.com.  The Company intends to disclose any changes in or waivers from its code of ethics by posting such information on its website or by filing a Form 8-K.

Legal Proceedings

We are not currently a party to any material legal proceedings. From time to time, we may be subject to various claims and legal actions arising in the ordinary course of business.  None of our directors, nominees or officers, or any associate of any of the foregoing, is currently a party adverse to the Company or any of our subsidiaries in a material proceeding or has a material interest adverse to the Company or any of our subsidiaries.

DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

This section describes the material elements of compensation earned by our executive officers during the fiscal year ended March 31, 2008.  Our executive compensation programs are determined and approved by the Compensation Committee of our Board.

Liang Zhang and Lawrence Lee, who serve as our Chief Executive Officer and our Chief Financial Officer, respectively, and William W. Wu were our “named executive officers” for the fiscal year ended March 31, 2008, and the compensation for these officers is reported in the “Summary Compensation Table” below.  No other executive officer received compensation in excess of $100,000 for the fiscal year ended March 31, 2008.  Jibin Zhang, who served as our Chief Financial Officer before Lawrence Lee, resigned from that position effective October 1, 2007.  His compensation is also reported in the table titled “Summary Compensation Table—Fiscal Years Ended March 31, 2008 and March 31, 2007” below.  Unless otherwise noted, the amounts reported in this proxy statement have been converted from Renminbi to U.S. dollars based on the conversion rate as of March 31, 2008 of RMB7.0190 to $1.00.

Overview of Executive Compensation Program

Our Board’s Compensation Committee has responsibility for establishing, implementing and monitoring our executive compensation program philosophy and practices.  The committee seeks to ensure that the total compensation paid to our executive officers is fair, reasonable and competitive.

Compensation Philosophy and Objectives

The Compensation Committee believes that an effective executive compensation program should provide base annual compensation that is reasonable in relation to the individual executive’s job responsibilities and reward the achievement of both annual and long-term strategic goals of our company.  Because of the size of our company, the small number of executive officers in our company, and our company’s financial priorities, the Compensation Committee has decided not to implement or offer any retirement plans, deferred compensation plans or other similar plans for our executive officers.  Accordingly, for the fiscal year ended March 31, 2008, the components of our executive compensation program consisted of cash salary only.  On June 11, 2008, the Company adopted the 2008 Stock Incentive Plan (the “Plan”).  The Plan provides the Company with the ability to grant stock-based awards to all employees, officers and directors.  Although the Compensation Committee currently has not granted any stock-based awards, the compensation committee will consider using equity incentive grants in the future.

The Compensation Committee also takes into account in making its decisions the executive compensation programs of other manufacturing and marketing companies operating in China.  The committee may in future years reassess the levels of equity and cash compensation offered to our executives in light of our profitability and other performance factors.

Role of Executive Officers in Compensation Decisions

Our Compensation Committee and Chief Executive Officer annually review the performance of each executive officer (other than our Chief Executive Officer, whose performance is reviewed only by the compensation committee).  The Compensation Committee makes all decisions with respect to compensation for the Chief Executive Officer and will approve grants of equity awards to all of our executive officers.  Decisions regarding the non-equity compensation of our executive officers other than our Chief Executive Officer are made by our Chief Executive Officer.

Setting Executive Compensation

In making its compensation decisions, our Compensation Committee does not retain outside compensation consultants.  Instead, the committee reviews compensation data for executives of other listed companies located in China.  The committee utilizes this data to set compensation for our executive officers at levels targeted at or around the average of the compensation amounts provided to similarly situated executives at comparable local companies considering, for each executive, their individual experience level and the responsibilities of their position with us.  There is no pre-established policy or target for the allocation between cash and non-cash incentive compensation.

Employment Agreements

We have entered into standard employment agreements with each of our executive officers, including the named executive officers.  The terms and conditions of these employment agreements are determined via negotiations between the employee parties and us, and the framework and structure of the agreements are intended to comply with applicable PRC labor and employment laws.

Liang Zhang’s employment agreement has a two-year term that ends on December 20, 2008 and provides for an annual base salary of approximately $170,964.  William Wu’s employment agreement has a two-year term that ends on June 30, 2009 and provides for an annual base salary of approximately $119,675.  Lawrence Lee’s employment agreement has a term that ends on December 31, 2008 and provides for an annual base salary of approximately $113,976.  Jibin Zhang’s employment agreement has a two-year term that ends on June 30, 2009 and provides for an annual base salary of approximately $59,543.

2008 Executive Compensation Components

For the fiscal year ended March 31, 2008, the principal component of compensation for our executive officers was their base salary.  We provide executive officers with a base salary to compensate them for services rendered during the fiscal year.  Base salary ranges for the executive officers are determined for each executive based on his or her position and responsibility.

During its review of base salaries for executives, our Compensation Committee primarily considers:

•

the negotiated terms of each executive’s employment agreement;

•

internal review of the executive’s compensation, both individually and relative to other executive officers; and

•

individual performance of the executive.

Salary levels are typically considered annually as part of our performance review process, as well as upon a change in job responsibility.  Merit-based increases to salaries are based on the Compensation Committee’s assessment of the individual’s performance.  Our executive officers did not receive any annual bonus or equity-based compensation for the fiscal year ended March 31, 2008.

Summary Compensation Table — Fiscal Years Ended March 31, 2008 and March 31, 2007

The following table presents information regarding compensation of our named executive officers for services rendered during the fiscal years ended March 31, 2008 and March 31, 2007.  The amounts reported in this table have been converted from Renminbi to U.S. Dollars based on the March 31, 2008 conversion rate of RMB 7.0190 to $1.00.

Name and Principal Position	Year ended March, 31	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Liang Zhang (1) Chairman of the Board and Chief Executive Officer	2008 2007	170,964 32,334	0 0	0 0	0 0	0 0	0 0	0 0	170,964 39,026

Lawrence Lee (2) Chief Financial Officer	2008 2007	56,988 0	0 0	0 0	0 0	0 0	0 0	0 0	67,395 5,203

William W. Wu President – Marketing and Sales	2008 2007	119,675 119,675	0 0	0 0	0 0	0 0	0 0	0 0	119,675 119,675

Jibin Zhang (3) Former Chief Executive Officer	2008 2007	64,112 60,305	0 0	0 0	0 0	0 0	0 0	0 0	68,379 66,549

(1)

Because of his significant equity interest in us, Liang Zhang elected not to receive any form of compensation, monetary or otherwise, prior to January 2007.  This amount reflects the base salary paid to Liang Zhang for the last three months of the fiscal year ended March 31, 2007.

(2)

As noted above, Lawrence Lee was appointed our chief financial officer effective October 1, 2007.  The amounts reported in column (i) reflect retainer fees for his service on our board of directors prior to his appointment as our chief financial officer.

(3)

As noted above, Jibin Zhang resigned as our chief financial officer effective October 1, 2007 but remained as a senior manager of our company.  The amounts reported in column (i) consist of certain housing and social insurance payments made by us on his behalf.

Plan-Based Awards — Fiscal Year Ended March 31, 2008

None of our named executive officers received any grants of options or other stock-based awards during the fiscal year ended March 31, 2008.  Additionally, none of our named executive officers held any outstanding options or other stock-based awards as of the last day of the fiscal year ended March 31, 2008, nor did any of our named executive officers exercise any options or hold any other stock awards that vested during the fiscal year ended March 31, 2008.

Potential Payments upon Termination of Employment or Change of Control

We have not entered into any arrangements with our executive officers to provide severance or change of control benefits.  Upon a termination of employment by us, an employee is generally entitled under PRC labor law to one month’s severance pay for each full year he or she has been employed with us (with a minimum of one month’s severance pay and a maximum of 12 months’ severance pay).  Under this provision, our named executive officers would have been entitled to the following severance amounts if his employment had been terminated by us on March 31, 2008: Liang Zhang — $142,470 (based on ten full years of service); Lawrence Lee — $9,498 (based on less than one full year of service); William W.  Wu — $19,946 (based on two full years of service); and Jibin Zhang — $26,713 (based on five full years of service).

Stock Incentive Plan

We have adopted the 2008 Stock Incentive Plan to provide an additional means to attract, motivate, retain and reward selected employees and other eligible persons.  Employees, officers, directors, and consultants that provide services to us or one of our subsidiaries may be selected to receive awards under the Plan.

Our Board, or a committee of directors appointed by the Board, will have the authority to administer the Plan.  The administrator of the Plan will have broad authority to:

•

select participants and determine the types of awards that they are to receive;

•

determine the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award;

•

cancel, modify or waive our rights with respect to, or modify, discontinue, suspend or terminate any or all outstanding awards, subject to any required consents;

•

construe and interpret the terms of the Plan;

•

accelerate or extend the vesting or exercisability or extend the term of any or all outstanding awards;

•

subject to the other provisions of the Plan, make certain adjustments to an outstanding award and authorize the conversion, succession or substitution of an award; and

•

allow the purchase price of an award or shares of our common stock to be paid in the form of cash, check or electronic funds transfer, by the delivery of already-owned shares of our common stock or by a reduction of the number of shares deliverable pursuant to the award, by services rendered by the recipient of the award, by notice and third-party payment or cashless exercise on such terms as the administrator may authorize, or any other form permitted by law.

A total of 12,500,000 shares of our common stock have been authorized for issuance with respect to awards granted under the Plan.  Any shares subject to awards that are not paid or exercised before they expire or are terminated, as well as shares used to pay the purchase or exercise price of awards or related tax withholding obligations, will become available for other award grants under the Plan.  As of the date of this filing, no awards have been granted under the Plan, and the full number of shares authorized under the Plan will be available for award purposes.

Awards under the Plan may be in the form of incentive or nonqualified stock options, stock appreciation rights, restricted stock, stock bonuses and other forms of awards granted or denominated in our common stock or units of our common stock.  Awards under the plan generally will not be transferable other than by will or the laws of descent and distribution, except that the plan administrator may authorize certain transfers for tax or estate planning purposes.

Nonqualified stock options and other awards may be granted at prices below the fair market value of the common stock on the date of grant.  Restricted stock awards can be issued for nominal or the minimum lawful consideration.  Incentive stock options must have an exercise price that is at least equal to the fair market value of our common stock, or 110% of fair market value of our common stock for incentive stock option grants to any 10% owner of our common stock, on the date of grant.  These and other awards may also be issued solely or in part for services.  Awards are generally paid in cash or shares of our common stock.  Subject to applicable tax law, the plan administrator may provide for the deferred payment of awards and may determine the terms applicable to deferrals.

As is customary in incentive plans of this nature, the number and kind of shares that will be available under the Plan and any outstanding awards, as well as the exercise or purchase prices of awards, will be subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders.  In no case (except due to an adjustment referred to above or any repricing that may be approved by our stockholders) will any adjustment be made to a stock option or stock appreciation right award under the Plan (by amendment, cancellation and regrant, exchange or other means) that would constitute a repricing of the per-share exercise or base price of the award.

Upon the occurrence of any of the following:

•

any merger, combination, consolidation, or other reorganization;

•

any exchange of our common stock or other securities;

•

a sale of all or substantially all of our business, stock or assets;

•

our dissolution; or

•

any other event in which we do not survive (or do not survive as a public company in respect of our common stock);

outstanding awards under the Plan will generally become fully vested and will terminate upon the transaction, unless the awards are assumed by the successor entity or otherwise continue in the circumstances.

Our board of directors may amend or terminate the Plan at any time, but no such action will affect any outstanding award in any manner materially adverse to a participant without the consent of the participant.  The Plan and any Plan amendments will be submitted to stockholders for their approval as required by applicable law or any applicable listing agency.  The Plan is not exclusive — our board of directors and compensation committee may grant stock and performance incentives or other compensation, in stock or cash, under other plans or authority.

The plan will terminate on June 10, 2018.  However, the plan administrator will retain its authority until all outstanding awards are exercised or terminated.  The maximum term of options, stock appreciation rights and other rights to acquire common stock under the plan is ten years after the initial date of the award.

Director Compensation

The following table presents information regarding the compensation for the fiscal year ended March 31, 2008 to members of our Board who were not also employed by us (referred to as our “non-employee directors”) during the fiscal year.  The compensation paid to Liang Zhang, Lawrence Lee and William W. Wu, each of whom is employed by us, is presented below in the table titled “Summary Compensation Table—Fiscal Years Ended March 31, 2008 and March 31, 2007” and the related explanatory tables.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Jinrong Chen	25,000	0	0	0	0	0	25,000

Yiu-Chun Chan	25,000	0	0	0	0	0	25,000

Lei Lin(2)	15,000	0	0	0	0	0	15,000

(1)

None of our non-employee directors held any outstanding options or other stock-based awards as of the last day of the fiscal year ended March 31, 2008.

(2)

Lei Lin was elected to our board of directors on October 1, 2007.

Non-Employee Director Compensation

Currently, each of our non-employee directors is entitled to receive an annual cash retainer of $30,000 for his or her services as a director.  In addition, our non-employee directors are reimbursed for travel, lodging and other reasonable out-of-pocket expenses incurred in attending meetings of the board and board committees.  Our non-employee directors do not receive any equity-based awards or other compensation for their service as directors.

Audit Committee Report

The following is the report of our Audit Committee with respect to our audited financial statements for the fiscal year ended March 31, 2008. This report shall not be deemed soliciting material or to be filed with the Securities and Exchange Commission or subject to Regulation 14A or 14C under the Securities Exchange Act or to the liabilities of Section 18 of the Securities Exchange Act, nor shall any information in this report be incorporated by reference into any past or future filing under the Securities Act or the Securities Exchange Act, except to the extent we specifically request that it be treated as soliciting material or specifically incorporate it by reference into a filing under the Securities Act or the Securities Exchange Act.

Our Board’s Audit Committee reviewed and discussed the audited financial statements of the Company for the fiscal year ended March 31, 2008, with management and the independent accountants for that fiscal year, Deloitte Touche Tomahatsu CPA Ltd (“Deloitte”). The Board, including the Audit Committee, received an opinion of Deloitte as to the conformity of such audited consolidated financial statements with GAAP.

The Audit Committee discussed with Deloitte the overall scope and plan for its audit for the fiscal year ended March 31, 2008.  The Audit Committee has discussed with Deloitte the matters required to be discussed by Statement on Accounting Standards 6.  In addition, the Audit Committee has received written disclosures and a letter from Deloitte regarding its independence from the Company as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Deloitte the independence of that firm.  Based upon such reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended March 31, 2008, be included in the Company’s Annual Report on Form 10-K for the same period, which was filed with the Securities and Exchange Commission on June 16, 2008.

AUDIT COMMITTEE

Jinrong Chen (Chairperson)

Lei Lin

Yiu-Chun Chan

February 12, 2009

Compensation Committee Report

The following report of our Compensation Committee shall not be deemed soliciting material or to be filed with the Securities and Exchange Commission or subject to Regulation 14A or 14C under the Securities Exchange Act or to the liabilities of Section 18 of the Securities Exchange Act, nor shall any information in this report be incorporated by reference into any past or future filing under the Securities Act or the Securities Exchange Act, except to the extent that we specifically request that it be treated as soliciting material or specifically incorporate it by reference into a filing under the Securities Act or the Securities Exchange Act.

The Compensation Committee has reviewed and discussed with management the “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K, which such discussion and analysis was included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2008.  The Compensation Committee has recommended to our Board that the foregoing “Compensation Discussion and Analysis” be included in this proxy statement.

COMPENSATION COMMITTEE

Jinrong Chen (Chairperson)

Lei Lin

Yiu-Chun Chan

February 12, 2009

Compensation Committee Interlocks and Insider Participation

Jinrong Chen, Yiu-Chun Chan, Lei Lin and Lawrence Lee each served on our Compensation Committee during the fiscal year ended March 31, 2008.  Effective October 1, 2007, Lawrence Lee resigned as a director and was appointed as our Chief Financial Officer.  Otherwise, none of these directors is or was an executive officer of our company or had any relationships requiring disclosure by us under the SEC’s rules requiring disclosure of certain relationships and related-party transactions.  None of our executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, the executive officers of which served as a director or member of our compensation committee during the fiscal year ended March 31, 2008.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

Transactions with Affiliate Companies controlled by Liang Zhang

Our Chairman, Chief Executive Officer and principal stockholder, Liang Zhang, controls several other companies in China.  Among these companies, we sell butter and skimmed milk powder to Beijing Kelqin Dairy Co., Ltd.  and Honnete, formulation ingredients to Beijing Ao Naier Feed Stuff LLC, our name brand products to St.  Angel (Beijing Business Service) and engage the services of Beijing Luding Xueyuan for direct sales, catalogue sales, and regional retail outlets distribution.  We also purchased whey protein powder from Honnete and Beijing Kelqin Dairy Co., Ltd., and catalogues, brochures, and marketing materials from Beijing Sheng Long Media Co., Ltd.

Honnete imports whey protein from Eurosérum.  We purchased substantially all of our whey protein powder from Honnete until December 2007, when we started to purchase substantially all of our whey protein powder directly from Eurosérum.  For the fiscal year ended March 31, 2008 we purchased $17.9 million of whey protein powder from Honnete.

We acquired an 80% interest in Baoquanling from Harbin Kang Pu for $1.4 million in May 2007 to increase our production capacity for infant formula products.

The following table sets forth the value of our sales to our affiliated companies during the period indicated.

Year Ended March 31, 2008
($ in thousands)

Heilongjiang Baoquanling Sheng Yuan Dairy Co., Ltd.	---
Beijing Kelqin Dairy Co., Ltd.	143
Beijing Luding Xueyuan Trading Co., Ltd.	1,497
Beijing Ao Naier Feed Stuff LLC	---
St. Angel (Beijing Business Service)	---
Beijing Honnete Dairy Co., Ltd.	---
Total	1,640

The following table sets forth the value of our purchases from our affiliated companies during the period indicated.

Year Ended March 31, 2008
($ in thousands)

Heilongjiang Baoquanling Sheng Yuan Dairy Co., Ltd.	---
Beijing Kelqin Dairy Co., Ltd.	3,286
Beijing Sheng Long Media Co., Ltd.	---
Beijing Honnete Dairy Co., Ltd.	17,862
St. Angel (Beijing Business Service)	988
Total	22,136

All transactions involving the Company and its officers, directors, principal stockholders and their affiliates will be and have been approved by a majority of the Board, including a majority of independent directors

Registration Rights Agreement with Warburg

On June 15, 2007, we issued 4,000,000 shares of common stock to Warburg Pincus Private Equity IX, L.P., or Warburg, for $66.0 million and entered into a registration rights agreement with Warburg.  Pursuant to this registration rights agreement, we granted Warburg certain customary registration rights, including demand, piggyback and Form S-3 registration rights.  Subject to the provisions of the registration rights agreement and the restrictions of its lock-up agreement, Warburg will be entitled to require us to register the resale of its shares under the Securities Act.

On April 23, 2008, Beams Power Investment Limited, or Beams, a British Virgin Islands limited liability company and our majority stockholder, and Warburg entered into a note purchase agreement.  Pursuant to this note purchase agreement, Beams issued Warburg a senior convertible note in an aggregate principal amount of $30 million, which is convertible into shares of our common stock held by Beams.  In addition, Beams and Warburg entered into a share pledge agreement, dated April 23, 2008, pursuant to which Beams agreed to pledge an aggregate of 5,967,000 of shares of our common stock held by Beams as initial collateral for the loan covered by the note.

In connection with the issuance of the note and the share pledge agreement, we entered into a registration rights agreement, dated April 23, 2008, with Beams and Warburg, pursuant to which we granted Warburg certain customary registration rights, including demand, piggyback and Form S-3 registration rights, with respect to the shares of our common stock Warburg acquires or may acquire pursuant to the note purchase agreement, the note and the share pledge agreement.

STOCKHOLDER PROPOSALS

Proposals for Inclusion in Proxy Statement for Next Annual Meeting

Stockholders of the Company may present proposals to the Company for inclusion in our proxy statement prepared in connection with our next Annual Meeting of Stockholders. In order to be eligible to submit a proposal, a stockholder must have continuously held at least $2,000 in market value, or 1% of our securities entitled to vote at the meeting for at least prior to the date of the submission of the proposal.

At this time our next Annual Meeting of Stockholders (“Next Annual Meeting”), is currently scheduled to be held in November 2009.  For your proposal to be considered for inclusion in the proxy statement and form of proxy for our Next Annual Meeting, your written proposal must be received by our Corporate Secretary at our principal executive offices no later than June 30, 2009.

Receipt of a stockholder proposal does not necessarily guarantee that the proposal will be included in the proxy. Stockholders interested in submitting a nomination or proposal for consideration at the Next Annual Meeting should consult the Company’s Bylaws to ensure that any such notice of nomination or proposal is submitted to the Company in proper form.  You should also be aware that your proposal must comply with Securities and Exchange Commission regulations regarding inclusion of stockholder proposals in Company-sponsored proxy materials. The Board will review any proposal that is received by that date and determine if it is a proper proposal for inclusion in the proxy statement for the Next Annual Meeting.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Certain stockholders who share an address are being delivered only one copy of this proxy statement unless the Company or one of its mailing agents has received contrary instructions. Upon the written or oral request of a stockholder at a shared address to which a single copy of this proxy statement was delivered, the Company shall promptly deliver a separate copy of this proxy statement to such stockholder. Written requests should be made to Synutra International, Inc., Attention: Investor Relations, 2275 Research Blvd., Suite 500, Rockville, Maryland 20850 and oral requests may be made by calling the Company at (301) 840-3888. In addition, if such stockholder wishes to receive separate annual reports, proxy statements or information statements in the future, such stockholder should notify the Company either in writing addressed to the foregoing address or by calling the foregoing telephone number. Stockholders sharing an address who are receiving multiple copies of this Information Statement may request delivery of a single annual report, proxy statement or information statement in the future by directing such request in writing to the address above or calling the number above.

OTHER MATTERS

Management does not intend to present any other items of business and knows of no other matters that will be brought before the annual meeting.  Whether or not you plan to attend the annual meeting, please sign and date the enclosed proxy card and return it in the enclosed envelope to ensure your representation at the annual meeting.

FORWARD-LOOKING STATEMENTS

This proxy statement and materials delivered with this proxy statement, including our annual report on Form 10-K, for the year ended March 31, 2008, contains “forward-looking” statements. All statements other than statements of historical facts included in this proxy statement and materials delivered with this proxy statement, including, without limitation, statements regarding our financial position, business strategy, and plans and objectives of management for future operations and capital expenditures, are forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements and the assumptions upon which the forward-looking statements are based are reasonable, we can give no assurance that such expectations and assumptions will prove to have been correct. Additional statements concerning important factors that could cause actual results to differ materially from our expectations are disclosed in the “Note Regarding Forward Looking Statements” section of our annual report on Form 10-K for the year ended March 31, 2008. All written and oral forward-looking statements attributable to us or persons acting on our behalf subsequent to the date of this proxy statement are expressly qualified in their entirety by such cautionary statements.

WHERE YOU CAN FIND MORE INFORMATION

Synutra International, Inc. files reports, proxy statements, and other information with the Securities and Exchange Commission (“SEC”).  You can read and copy these reports, proxy statements, and other information concerning our company at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information about the operation of the SEC’s Public Reference Room.  The SEC also maintains an Internet site that contains all reports, proxy statements and other information that we file electronically with the SEC.  The address of that website is http://www.sec.gov.

A copy of our annual report on form 10-K, for the year ended March 31, 2008, which includes financial statements for the Company for the fiscal year then ended and excluding exhibits is being mailed to each stockholder of record with this proxy statement. The exhibits to the Form 10-K are available upon payment of charges that approximate reproduction costs. If you would like to request documents, please do so by March 3, 2009, to receive them before the annual meeting of stockholders. Requests should be sent in writing to:

Synutra International, Inc.
2275 Research Blvd., Suite 500

Rockville, Maryland 20850

Attention: Corporate Secretary

PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE.  YOU MAY REVOKE THE PROXY BY GIVING WRITTEN NOTICE OF REVOCATION TO THE COMPANY PRIOR TO THE ANNUAL MEETING, BY EXECUTING A LATER DATED PROXY AND DELIVERING IT TO COMPANY’S CORPORATE SECRETARY PRIOR TO THE ANNUAL MEETING OR BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON.

By Order of the Board of Directors,

Liang Zhang

Chief Executive Officer

February 23, 2009

Electronic Voting Instructions

You can vote by Internet!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose to vote via Internet as outlined below.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet must be received by 11:59 p.m., Eastern Time, on March 11, 2009.

Vote by Internet
• Log on to the Internet and go to
www.investorvote.com/SYUT
• Follow the steps outlined on the secured website.

Using a black ink pen, mark your votes with an X as shown in	☒
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card	______	______	______
IF YOU HAVE NOT VOTED VIA THE INTERNET, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

 A  Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. ELECTION OF CLASS I DIRECTORS: Two persons are nominated to serve as Class I directors for a	01 - Liang Zhang	02 - William W. Wu
term ending on the date of the third annual meeting of stockholders following the date such persons are initially elected as Class I directors, and until their successors are duly elected and qualified:

☐	Mark here to vote FOR all nominees

☐	Mark here to WITHHOLD vote from all nominees
		01	02
☐	For All EXCEPT - To withhold a vote for one or more nominees, mark	☐	☐
the box to the left and the corresponding numbered box(es) to the right.

	For	Against	Abstain		For	Against	Abstain
2. RATIFICATION OF APPOINTMENT OF INDEPENDENT	☐	☐	☐	3. OTHER BUSINESS: Such other business as may properly	☐	☐	☐
PUBLIC ACCOUNTANTS: Deloitte Touche Tomahatsu				come before the meeting.
CPA Ltd. as the Company’s public accountants for the fiscal
year ending March 31, 2009.

 B  Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
		Mark the box to the right	☐
if you plan to attend the
Annual Meeting.

 C  Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. When signing as agent, partner, attorney, administrator, guardian, trustee, or in any other fiduciary or official capacity, please indicate your title. If shares are held jointly, each owner must sign.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

IF YOU HAVE NOT VOTED VIA THE INTERNET, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — Synutra International, Inc.

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 12, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Know all men by these presents that the undersigned stockholder of SYNUTRA INTERNATIONAL, INC. (“Company”) hereby constitutes and appoints Liang Zhang, as attorney and proxy to appear, attend, and vote all of the shares of the Company standing in the name of the undersigned at the Annual meeting of Stockholders of the Company to held at the Synutra International Building, 106 Dong Lu Yuan, Tongzhou District, Beijing 101101, China, and at any adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR all the nominees listed and FOR Proposals 2 and 3.

Please mark, date and sign your name exactly as it appears hereon and return the Proxy as promptly as possible. It is important to return this Proxy properly signed in order to exercise your right to vote if you do not attend the meeting in person.

(In order to execute your proxy, please remove this page and return to the Company in the envelope provided.)

APPENDIX B

DIRECTIONS

Directions to venue for the Synutra International Inc. Shareholders Meeting scheduled for March 12th, 2009:

From Beijing Capital International Airport:  Take Airport Expressway in direction of Beijing for about 15 kilometers from toll station, take Exit 3B onto East 5th Ring Road in the direction of Jing-Tong Expressway (from Beijing to Tongzhou) for another 15 kilometers, then take Exit 9B onto Jing-Tong Expressway in the direction of Tongzhou for about 5 kilometers, after the toll station where Jing-Tong Expressway ends, bear to the left split onto the Beijing-Harbin Expressway, take Exit 2 in the direction of Gengzhuang, make a left at the traffic light and proceed through another 2 traffic lights, make another left at the T intersection, right at the next traffic light, proceed for about 400 meters and make a left at a four-way intersection (no traffic light) and the Synutra International Building is about 200 meters ahead on the left.

From Central Business District (CBD) of Beijing: take Chang An Avenue east which becomes Jing-Tong Expressway after the World Trade Center Bridge, proceed onto Jing-Tong Expressway in the direction of Tongzhou for about 5 kilometers, after the toll station where Jing-Tong Expressway ends, bear to the left split onto the Beijing-Harbin Expressway, take Exit 2 in the direction of Gengzhuang, make a left at the traffic light and proceed through another 2 traffic lights, make another left at the T intersection, right at the next traffic light, proceed for about 400 meters and make a left at a four-way intersection (no traffic light) and the Synutra International Building is about 200 meters ahead on the left.

APPENDIX C

SYNUTRA INTERNATIONAL, INC.

AUDIT COMMITTEE CHARTER

I.

PURPOSE

The primary function of the Audit Committee (the “Committee”) of Synutra International, Inc. (the “Company”) is to assist the Board of Directors (“Board”) in fulfilling its oversight responsibilities relating to (1) the quality and integrity of the financial reports of the Company, (2) the qualifications and independence of the Company’s registered public accounting firm (the “Independent Auditor”), (3) the performance of the Company’s internal audit function and Independent Auditors, (4) the compliance by the Company with legal and regulatory requirements, and (5) the Company’s system of disclosure controls and system of internal controls regarding finance, accounting, legal compliance and ethics that the management of the Company (the “Management”) and the Board have established.  Consistent with these functions, the Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels.  In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible, in order to best react to changing circumstances while ensuring that the Company’s accounting and reporting practices are in accordance with all requirements and are all of the highest quality.

II.

STATEMENT OF POLICY

The Committee’s primary duties and responsibilities are to:

•

Serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system.

•

Review and appraise the audit efforts of the Company’s Independent Auditors and internal audit function.

•

Provide an open avenue of communication among the independent accountants, internal auditors, the Management and the Board.

•

Prepare the audit committee report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s proxy statements for annual meetings of stockholders.

The Committee shall provide assistance to the Board in fulfilling the Board’s oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, any independent audit of the Company’s financial statements and the ethics programs as may be established by Management and the Board.  In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention, with full access to all books, records, facilities and personnel of the Company.

The Committee will fulfill these responsibilities by carrying out the activities enumerated in Part V of this Charter.  The Committee may augment the activities defined by Part V at its discretion in order to comply with any applicable requirements of the Sarbanes-Oxley Act, the NASDAQ Stock Market (“NASDAQ”) and/or other markets in which the Company’s securities are traded or listed for trading, the requirements of the National Association of Securities Dealers, Inc. and the SEC and any other applicable laws and regulations.

III.

COMPOSITION

The Committee shall be comprised of at least three Directors as determined by the Board, all of whom shall (a) meet the independence, financial literacy and other applicable requirements of the Rules of NASDAQ and/or other markets in which the Company’s securities are traded or listed for trading, and Rule 10A-3(b)(i) of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, and (b) shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

Each member of the Committee must be financially literate and able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified.  The Board may replace Committee members.  Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

IV.

MEETINGS

The Committee shall meet at least annually, or more frequently as circumstances dictate.  As part of its job to foster open communication, the Committee should meet at least annually with Management and the Independent Auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.  The Committee may request any officer or employee of the Company or the Company’s outside counsel or Independent Auditor to attend a meeting of the Committee or meet with any members of, or consultants to, the Committee.

The Committee shall report to the Board after each meeting of the Committee regarding Committee findings and recommendations and substantive actions taken by the Committee.

V.

AUDIT COMMITTEE AUTHORITY AND RESPONSIBILITIES

The Committee shall:

1.

Make reports to the Board as circumstances dictate.

2.

Have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors.  The Company shall provide appropriate funding, as determined by the Committee, for payment of compensation to the Independent Auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.

3.

Review and update this Charter periodically as conditions dictate.

4.

Have the sole authority to select, appoint or replace the Independent Auditor (subject, if applicable, to shareholder ratification) and be directly responsible for establishing the compensation of the Independent Auditor.

5.

Pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its Independent Auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to completion of the audit.  The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

6.

Obtain and review a report from the Independent Auditor at such times as determined by the Committee regarding (a) the Independent Auditor’s internal quality control procedures, (b) any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the Independent Auditor and the Company.  Evaluate the qualifications, performance and independence of the Independent Auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, taking into account the opinions of Management.  The Committee shall present its conclusions with respect to the selection or change of Independent Auditor to the Board.

7.

Review and evaluate the lead partner of the Independent Auditor team and ensure the rotation of the audit partners as required by applicable law.

8.

Be directly responsible for the oversight of the work of the Independent Auditor (who shall report directly to the Committee) for the purpose of preparing or issuing an audit report or related work.

9.

Meet with the Independent Auditor prior to the audit to discuss the planning and staffing of the audit.

10.

Review and discuss with Management and the Independent Auditor the Company’s annual and interim financial statements (and the footnotes thereto), prior to the filing of the Company’s Form 10-K for the related fiscal year, including the Management’s discussion and analysis section of any report, and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by the Independent Auditor, and recommend to the Board whether the audited and/or reviewed financial statements, as applicable, should be included in any filings submitted to any governmental body or the public.  The Committee shall obtain from the Independent Auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Exchange Act.  The Committee shall recommend to the Board whether the audited financial statements should be included in the Company’s annual report on Form 10-K.

11.

Review and discuss with Management and the Independent Auditor the Company’s quarterly financial statements (and the footnotes thereto), prior to the filing of its Form 10-Q for the related fiscal quarter, including the results of the Independent Auditor’s review of such quarterly financial statements.  The Committee shall discuss any significant changes to the Company’s accounting principles and any items required to be communicated by the Independent Auditors in accordance with AICPA Statement on Auditing Standards (“SAS”) 114.  The Committee Chairperson, or a Committee member designated by the Chairman, may represent the entire Committee for purposes of this review.

12.

Discuss with Management and the Independent Auditor, together and in separate executive sessions, significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls or financial reporting processes and any special steps adopted in light of material deficiencies.

13.

Discuss separately with the Independent Auditor and Management (as required by SAS No. 61, as amended by SAS 90) matters relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of the activities or access to requested information, and any significant disagreements between the Independent Auditor and Management.

14.

Consider and approve, if appropriate, major changes to the Company’s auditing and accounting principles and practices as suggested by the Independent Auditor or Management.

15.

Review and discuss reports from the Independent Auditors on:

a.

All critical accounting policies and practices to be used.

b.

All alternative treatments of financial information within generally accepted accounting principles (“GAAP”) that have been discussed with Management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Independent Auditor.

c.

Other material written communications between the Independent Auditor and Management, such as any management letter or schedules of the unadjusted differences.

d.

The adequacy and effectiveness of the accounting and financial controls and reporting processes of the Company, and elicit any recommendations offered for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.  Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper.  Further, the Committee periodically should review any Company ethics programs.

e.

The quality and appropriateness of the Company’s accounting principles as applied in its financial reporting and review and resolve any significant disagreements between the Independent Auditor and Management in connection with the preparation of the financial statements.

16.

Discuss with Management and the Independent Auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

17.

Discuss with Management the Company’s earnings press releases, including the use of “pro forma,” or “adjusted” non-GAAP, information, as well as financial information and earnings guidance provided by the Company to analysts and rating agencies.  Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made), as opposed to on a case-by-case basis.

18.

Review and discuss with Management the adequacy of the Company’s reserves, such as those established for bad debts, or in connection with restructurings or acquisitions, with a focus on newly established reserves and reserves established in prior periods.

19.

Review disclosures made to the Committee by the Company’s CEO or CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving Management or other employees who have a significant role in the Company’s internal controls.

20.

Discuss with Management and the Independent Auditor the Company’s major financial risk exposures (including potential or pending litigation) and steps Management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

21.

Discuss with or obtain reports from Management and corporate counsel confirming that the Company is in conformity with applicable legal requirements relating to financial and accounting matters and any Company ethics programs.  Review reports and disclosures on insider and affiliated party transactions.  Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations relating to financial and accounting matters and with any Company ethics programs.

22.

Discuss, both internally and with the Company’s Independent Auditors, any earnings information or any financial information or earnings guidance provided to analysts and rating agencies prior to the release of the information.

23.

Review analyses prepared by Management and the Independent Auditors of significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including the selection, application, and disclosure of critical accounting policies and analyses of the effect of alternative financial and accounting assumptions, estimates, or methods on the Company’s financial statements.

24.

Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

25.

Establish clear policies for the Company’s hiring of employees or former employees of the Independent Auditor who participated in any capacity in the audit of the Company, conforming with Rule 2-01(c)(2) of the Commission’s Regulation S-X and the requirements of the Exchange Act and any exchanges on which the Company’s stock is traded regarding conflicts of interest.

26.

Confirm that the Independent Auditor is registered with the Public Company Accounting Oversight Board.

27.

Discuss with the Company’s counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

28.

Submit the minutes of all meetings of the Committee to the Board and discuss, through its Chairman, the matters discussed at each Committee meeting with the Board.

29.

Review the results of any audits of member reimbursements, director’s and officer’s expense accounts and Management perquisites prepared by the internal auditor and the Independent Auditor, respectively.

VI.

OVERSIGHT OF THE COMPANY’S INTERNAL AUDIT FUNCTION

The Committee, to the extent it deems necessary or appropriate, shall, in discharging its responsibilities:

1.

Review the budget, internal audit plan, changes in the internal audit plan, and activities of the internal auditors, and assist in the coordination of such internal audit plans with the audit plans of the Independent Auditors.

2.

Discuss with Management the internal audit function’s responsibilities, budget and staffing and make recommendations with regard to the planned scope of any internal audit.

3.

Review any significant reports to Management prepared by the Company’s internal auditor and Management’s responses thereto.

VII.

COMPLIANCE OVERSIGHT RESPONSIBILITIES

The Committee, to the extent it deems necessary or appropriate, shall, in discharging its responsibilities:

1.

Obtain from the Independent Auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

2.

Obtain reports from Management and the Company’s internal auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company’s Code of Business Conduct and Ethics.  In consultation with the Company’s general counsel, review reports and disclosures of insider and affiliated party transactions and compliance with the Company's policy and procedures with respect to related party transactions.  Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Business Conduct and Ethics.

3.

Conduct an appropriate review of all proposed related-party transactions (which term refers to transactions that would be required to be disclosed pursuant to Item 404 of SEC Regulation S-K).  Management shall not cause the Company to enter into any new related-party transaction unless the Committee first approves such transaction.

4.

Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters.

5.

Discuss with Management and the Independent Auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

6.

Discuss with the Company’s general counsel and Nominating and Corporate Governance Committee, at least annually, legal and regulatory matters that may have a material impact on the Company’s financial statements or the Company’s compliance policies.

7.

Establish regular and separate systems of reporting to the Committee by each of (a) Management, (b) the Independent Auditors, and (c) the internal auditors regarding any significant judgments made in Management’s preparation of the financial statements and the view of each as to the appropriateness of such judgments.

VIII.

LIMITATION OF THE AUDIT COMMITTEE’S ROLE

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct any audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with GAAP and applicable rules and regulations.  Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company.  The Independent Auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements.  Each member of the Committee is entitled to rely on the accuracy of the financial and other information provided by persons within the Company, the Independent Auditors, and any professionals and experts engaged by the Committee to assist it in carrying out its duties.  Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert assurance as to the Company’s financial statements or any professional certification as to the Independent Auditor’s work.

IX.

COMPENSATION

Members of the Audit Committee will be eligible to receive fees or other compensation for their service as Committee members as determined by the Board.  Changes in such compensation will be determined by the Board in its sole discretion.

APPENDIX D

SYNUTRA INTERNATIONAL, INC.

COMPENSATION COMMITTEE CHARTER

I.

PURPOSE

The Compensation Committee is a committee of the Board of Directors (the “Board”) of Synutra, Inc. (the “Company”).  The principal purposes of the Compensation Committee are: (i) to discharge the Board’s responsibilities relating to determining and approving the goals, objectives and the compensation structure related to the Company’s overall compensation policies; (ii) review the performance of the Executive Officers; (iii) review the Company’s management resources, succession planning and development activities; (iv) to be directly responsible for the compensation of the Company’s Chief Executive Officer (the “CEO”) , as set forth in this Charter, and to assist the Board in discharging its responsibilities related to compensation of the Company’s other officers and employees, as set forth in this Charter; (v) to produce an annual report on executive compensation for inclusion in the Company’s proxy statement in accordance with applicable rules and regulations of the Securities and Exchange Commission (the “SEC”) ; (vi) to act as Administrator under the Company's stock incentive stock option plans; (vii) provide advice regarding and review the Company’s Compensation Analysis & Discussion (“CD&A”) to be included in the Company’s annual proxy statement and determine whether to recommend to the Board that the CD&A be included in the proxy statement; and (viii) to address any and all other compensation-related issues that may arise in light of the authority described within this Charter.

For purposes of this Charter, the Executive Officers of the Company are the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, any Executive Vice President and any Senior Vice President of the Company, and the Chief Executive Officer of any direct or indirect operating subsidiary of the Company.

II.

STATEMENT OF PHILOSOPHY

In determining its compensation policies for the CEO and other officers and employees as directed by the Board, the Company’s philosophy is to maximize stockholder value.  The Committee strongly believes that executive compensation should be directly linked to continuous growth and improvement in the Company’s performance and stockholder value.  In this regard, the Committee has adopted the following guidelines for implementing compensation decisions:

A.

Provide a competitive total compensation package that enables the Company to attract and retain key executives;

B.

Align compensation programs with the Company’s annual and long-term business strategies and objectives;

C.

Provide variable compensation opportunities that are directly linked to the performance of the Company and that link executive rewards to stockholder return;

D.

At least annually, review the compensation paid to non-management directors, considering internal equity,  and make recommendations to the full Board for its consideration on such matters ; and

E.

Review discussions of executive compensation to be included in the Company’s periodic reports filed with the SEC.

III.

MEMBERSHIP

A.

The Board shall determine the size of the Compensation Committee, provided that the Compensation Committee shall consist of at least two directors.  No member of the Compensation Committee may be an employee of the Company or any subsidiary of the Company. Each member of the Compensation Committee must meet the qualification requirements of any applicable laws or regulations, including the rules and requirements of the SEC.

B.

If the Company’s securities are listed on a national securities exchange or the Nasdaq Stock Market, composition of the Compensation Committee, and the members of the Compensation Committee, must comply with applicable requirements of the exchange or Nasdaq Stock Market.

C.

Members of the Committee and the Committee Chairperson shall be appointed by and may be removed by the Board at its discretion.

IV.

CHARTER

At least annually, this Charter shall be reviewed and reassessed by the Committee and the Nominating and Corporate Governance Committee, and recommendations of any proposed additions or changes are to be submitted to the Board for adoption.

V.

MEETINGS

A.

The Committee shall meet as often as it determines is necessary or appropriate, but no less frequently than annually.  Any member of the Committee may call a meeting.

B.

The Chairperson (or in his or her absence, a member designated by the members attending the meeting) shall preside at each meeting of the Committee and set the agendas for Committee meetings.  An agenda, together with materials relating to the subject matter of each meeting, shall be forwarded to members of the Committee prior to each meeting.  Minutes of each meeting shall be prepared to document the Committee’s actions.

C.

A majority of the total number of members of the Committee will constitute a quorum at any Committee meeting.

D.

The provisions of the Company’s Bylaws that govern the conduct of Board committees shall govern the Committee.  The Committee may adopt other procedural rules that are not inconsistent with the Bylaws.

E.

The Committee may, at its discretion, permit non-member directors, officers of the Company and any other persons to be present at its meetings.

F.

The Committee shall maintain written minutes of its meetings, which minutes shall be filed with the minutes of the meetings of the Board.  The Chairperson of the Committee shall provide to the Board such reports on the activities of the Committee as the Board may from time to time request.

VI.

AUTHORITY AND RESPONSIBILITIES OF THE COMMITTEE

The Compensation Committee shall have overall responsibility for developing, approving and administering the Company’s executive compensation structure, agreements, plans and programs.  The Committee’s objective is to provide compensation to the Executive Officers in such a manner that will attract and retain the best personnel for positions of substantial responsibility with the Company and its subsidiaries and to provide incentives for such persons to perform to the best of their abilities for the Company and its subsidiaries.  The Committee shall have the authority to take the following actions, as it determines advisable from time to time:

A.

Annually review and approve the Company’s compensation philosophy and objectives and annual and long-term performance goals for the Executive Officers.

B.

Annually review and evaluate the performance and compensation of the Executive Officers and provide a report thereon to the Board that may include recommended changes to the Company’s compensation plans.

C.

Establish a comprehensive and responsible set of assumptions, policies and procedures for determining all cash and non-cash compensation, including bonuses, stock options, grants and benefits such as health care, use of company vehicles, memberships, travel for friends, relatives or personal trips, personal housing, and tax or legal services paid for or provided by the Company.  The process for granting executive non-cash compensation shall have the same transparency and be consistent with the process and methodology for determining executive cash compensation.

D.

Review and approve all employment agreements, severance agreements, change in control agreements, stock option agreements, salary, bonus, and other compensation agreements with Executive Officers.

E.

Review management’s proposals, including employment contracts and employment letters and making recommendations to the Board regarding all forms of compensation (including all “plan” compensation as such term is defined in Item 402(a)(6) of Regulation S-K promulgated by the SEC, and all non-plan compensation) to be provided to executive officers of the Company.

F.

Review management’s proposals and making recommendations to the Board regarding general compensation goals and guidelines for the Company’s other employees, as well as the criteria by which bonuses to the Company’s other employees are determined.

G.

Advise the Executive Officers and outside consultants that they are expected to provide the Committee with timely notice of significant executive and management development issues.

H.

Evaluate, select and replace executive compensation advisors and executive search firms.

I.

The Committee shall have the sole authority to approve related fees and retention terms of consultants or advisors retained by the Committee.

J.

  Review and approve compensation (including stock option grants and other equity-based compensation) for the Company's directors.  In so reviewing and approving director compensation, the Committee shall: (a) identify corporate goals and objectives relevant to director compensation; (b) evaluate the performance of the Board in light of such goals and objectives and set director compensation based on such evaluation and such other factors as the Committee deems appropriate and in the best interests of the Company (including the cost to the Company of such compensation); and (c) determine any long-term incentive component of director compensation based on the awards given to directors in past years, the Company’s performance, stockholder return and the value of similar incentive awards relative to such targets at comparable companies and such other factors as the Committee deems appropriate and in the best interests of the Company (including the cost to the Company of such compensation).

K.

Review management’s proposals and make recommendations to the Board regarding other plans that are proposed for adoption or adopted by the Company for the provision of compensation to employees of and consultants to the Company, including, without limitation, incentive-compensation and equity-based plans.

L.

Upon delegation of authority from the Board, authorize the repurchase of shares from terminated employees pursuant to applicable law.

M.

Administer the Company’s stock option plans and other equity and cash-based plans for directors, officers and other key employees by, among other things, (i) recommending stock option plans and other equity and cash-based incentive plans for adoption by the Board and, if required by applicable law, by the Company’s stockholders, and (ii) granting awards under such plans or recommending awards for approval by the Board.

N.

Annually report to the Board on share usage, dilution and proxy disclosures for equity-based plans.

O.

Conduct an annual review of the Committee’s performance, periodically assess the adequacy of its charter and recommend changes to the Board as needed.

P.

In consultation with the Chief Executive Officer, review the talent development process within the Company to ensure it is effectively managed; the purpose of this review is to ensure that there is a sufficient pool of qualified internal candidates to fill senior and leadership positions and to identify opportunities, performance/skill gaps and next steps as part of the Company’s executive succession planning and development process.

Q.

Implement a plan that requires the Company’s CEO and Chief Financial Officer (the “CFO”) to agree in writing to a provision whereby they shall disgorge to the Company certain bonus payments and profits if the Company is required to prepare an accounting restatement to correct an accounting error on an interim or annual financial statement included in a report on Form 10-Q or Form 10-K, due to material noncompliance with any financial reporting requirement under the federal securities laws, and the Board determines that misconduct by the CEO or CFO has occurred and caused such restatement.  The amounts that shall be disgorged shall be (i) any bonus or other incentive-based or equity-based compensation received by the responsible CEO or CFO from the Company during the 12-month period following the first public issuance or filing with the SEC (whichever first occurs) of the financial document embodying such error; and (ii) any net profits realized by the responsible CEO or CFO from the sale of the Company’s stock during that 12-month period.

R.

Review the CD&A to be included in the proxy statement and recommend to the Board that the CD&A be included in the proxy statement and incorporated by reference into the annual report.  The Committee shall produce and sign an annual report on executive compensation for inclusion in the Company’s proxy statement as required by the rules and regulations of the SEC .

S.

Conduct investigations into matters that are within the scope of the Committee’s responsibilities.

T.

Perform such other activities that are consistent with this Charter, the Company’s Bylaws, applicable law and Board directives as the Committee determines are required or appropriate in order to carry out its responsibilities.

VII.

ADVISORS AND FUNDING

The Compensation Committee shall have the authority to retain independent legal counsel, independent accountants and other advisors as it deems necessary and appropriate to carry out its duties and responsibilities hereunder.  The Company shall provide appropriate funding, as determined by the Compensation Committee, for (i) the advisors referred to in the immediately preceding sentence employed by the Compensation Committee, and (ii) payment of ordinary administrative expenses of the Compensation Committee that are necessary or appropriate in carrying out its duties.  Although the authority to retain and approve the fees and other retention terms for all consultants and advisors is vested solely in the Committee, it shall notify the full Board when any such expenditures exceed $50,000

APPENDIX E

SYNUTRA INTERNATIONAL, INC.

CHARTER OF THE

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

I.

PURPOSE

The Nominating Committee (the “Committee”) is a committee of the Board of Directors (the “Board”) of Synutra International, Inc. (the “Company”).  The purpose of the Committee is to be primarily responsible for:

A.

identifying individuals qualified to serve as members of the Board of Directors;

B.

recommending to the Board the persons to be nominated by the Board as nominees for director at each annual meeting of shareholders of the Company;

C.

evaluating Board performance;

D.

reviewing the Company’s management succession planning; and

E.

developing and recommending to the Board the Corporate Governance Guidelines, Code of Business Conduct and Ethics, Code of Ethics for Chief Executive Officer and Senior Financial Officers, and Code of Ethics for Members of the Board of Directors.

II.

MEMBERSHIP

A.

The Board shall determine the size of the Committee, provided that the Committee shall consist of at least three members, and be comprised solely of independent directors meeting the independence requirements of the rules of The Nasdaq Stock Market or any exchange upon which the Company's stock is traded, as well as any rules or requirements of the Securities and Exchange Commission (“SEC”).

B.

The Board shall appoint the members of the Committee, who shall serve at the pleasure of the Board.  Unless the Board selects a Chairperson, the members of the Committee may designate a Chairperson by majority vote.

III.

MEETINGS

A.

The Committee shall meet as often as it determines is necessary or appropriate, but no less frequently than annually.  The Chair of the Committee, in consultation with the other Committee members, shall determine the frequency and length of the Committee meetings and shall set meeting agendas consistent with this Charter.  Any member of the Committee may call a meeting.

B.

The Committee has the sole authority to retain and terminate any search firm assisting the Committee in identifying director candidates, including sole authority to approve all such search firm’s fees and other retention terms.

C.

The Committee shall have the funding, resources and authority necessary and appropriate to discharge its responsibilities, including the authority to select, retain, terminate and approve independent counsel, accountants and other consultants.  However, the Committee will notify the Board when any such expenditures exceed $50,000.

D.

The Committee shall have unrestricted access to the Company’s counsel, officers and employees for purposes related to the Committee’s activities under this Charter.

E.

The Chairperson (or in his or her absence, a member designated by the members attending the meeting) shall preside at each meeting of the Committee and set the agendas for Committee meetings.

F.

A majority of the total number of members of the Committee will constitute a quorum at all Committee meetings.

G.

The provisions of the Company’s Bylaws that govern the conduct of Board committees shall govern the Committee.  The Committee may adopt other procedural rules that are not inconsistent with the Bylaws.

H.

The Committee may, at its discretion, permit non-member directors, officers of the Company and any other persons to be present at its meetings.

I.

The Committee shall maintain written minutes of its meetings, which minutes shall be filed with the minutes of the meetings of the Board.  The Chairperson of the Committee shall provide to the Board such reports on the activities of the Committee as the Board may from time to time request.

J.

The Committee may delegate its authority to subcommittees or the Chair of the Committee when it deems appropriate and in the best interests of the Company.

IV.

AUTHORITY AND RESPONSIBILITIES OF THE COMMITTEE

In addition to any other responsibilities which may be assigned from time to time by the Board, and such other activities that are consistent with this Charter, the Company’s Bylaws, applicable law and Board directives as the Committee determines are required or appropriate in order to carry out its responsibilities, the Committee shall have the authority to take the following actions, as it determines advisable from time to time:

A.

BOARD/COMMITTEE NOMINEES

1.

Identify qualified individuals to be recruited for service on the Board and recommend to the Board persons to be nominated by the Board to be directors at each annual meeting of shareholders of the Company.

2.

Consider candidates for Director recommended by the Company’s shareholders, subject to the shareholders having followed procedures established from time to time by the Committee for this purpose.

3.

Establish criteria for Board and Board committee membership and shall recommend individuals for membership on the Company’s Board of Directors and directors for appointment to the committees of the Board.  The Committee shall establish a policy with regard to the consideration of any director candidates recommended by stockholders.

4.

Review candidates’ qualifications for membership on the Board or a committee of the Board (including a determination as to the independence of the candidate) based on the criteria established by the Committee.

5.

Evaluate current directors for re-nomination to the Board or re-appointment to any Board committees and shall assess the performance of such director.

6.

Periodically review the composition of the Board and its committees in light of the current challenges and needs of the Board and each committee, and determine whether it may be appropriate to add or remove individuals after considering issues of judgment, diversity, age, skills, background and experience; consider rotation of committee members and committee chairpersons; and consider any other factors that are set forth in the Company’s Corporate Governance Guidelines or are deemed appropriate by the Committee.

B.

EVALUATING THE BOARD AND ITS COMMITTEES

1.

Review the appropriateness of the size, composition, performance and effectiveness of the Board, giving due consideration to such factors as the business experience and expertise of each Board member, and make recommendations to the Board as it deems appropriate.  The Committee shall oversee the evaluation process and report on such process and the results of the evaluations, including any recommendations for proposed changes, to the Board.

2.

Assess the adequacy of the Committee's Charter and recommend changes to the Board it deems desirable.

C.

MANAGEMENT SUCCESSION PLANNING

In consultation with the Company's Chief Executive Officer (“CEO”), periodically review the Company's management succession planning, including policies for CEO selection and succession in the event of incapacitation, retirement or removal of the CEO, and evaluations of, and development plans, for any potential successors to the CEO.  The Committee should monitor issues associated with executive officer succession and management development, and regularly report on them to the Board.  As part of this responsibility, the Committee also should monitor issues associated with preparedness for the possibility of an emergency situation involving senior management, the long-term growth and development of the senior management team, identifying the CEO’s and other executive officers’ successors.

D.

CORPORATE GOVERNANCE MATTERS

1.

Develop and recommend to the Board the Corporate Governance Guidelines, the Code of Business Conduct and Ethics, the Code of Ethics for Chief Executive Officer and Senior Financial Officers, and the Code of Ethics for Members of the Board of Directors.  At least annually, the Committee shall review and reassess the adequacy of such Corporate Governance Guidelines, Code of Business Conduct and Ethics, Code of Ethics for Chief Executive Officer and Senior Financial Officers, and the Code of Ethics for Members of the Board of Directors and recommend any proposed changes to the Board.

2.

Be responsible for any tasks assigned to it in the Company’s Corporate Governance Guidelines,

3.

Oversee compliance with the Company’s Corporate Governance Guidelines, Code of Business Conduct and Ethics, Code of Ethics for Chief Executive Officer and Senior Financial Officers and Code of Ethics for Members of the Board of Directors and report on such compliance to the Board. The Committee shall also review and consider any requests for waivers of the Company’s Corporate Governance Guidelines, Code of Business Conduct and Ethics, Code of Ethics for Chief Executive Officer and Senior Financial Officers or Code of Ethics for Members of the Board of Directors for directors, executive officers, and senior financial officers.

4.

The Committee shall review potential conflicts of interest involving directors, including any transaction or business arrangement that creates or appears to create a conflict of interest that is required to be pre-authorized by the Company’s Code of Business Conduct and Ethics, and shall determine whether such director or directors may vote on any issue as to which there may be a conflict.

E.

DIRECTOR ORIENTATION AND CONTINUING EDUCATION

Develop and review an orientation and continuing education program for directors.

F.

REPORTING TO THE BOARD

1.

Report to the Board periodically. This report shall include a review of any recommendations or issues that arise with respect to Board or committee nominees or membership, Board performance, corporate governance or any other matters that the Committee deems appropriate or is requested to be included by the Board;

2.

At least annually, evaluate its own performance and report to the Board on such evaluation.

3.

Periodically review and assess the adequacy of this Charter and recommend any proposed changes to the Board for approval.